T REX 2X LONG MICROSOFT DAILY TARGET ETF
Schedule of Investments	March 31, 2024 (unaudited)

Other Assets In Excess of Liabilities - 100.00%	$6,158,218

TOTAL NET ASSETS - 100.00%	$6,158,218

SWAP CONTRACTS
EQUITY SWAP CONTRACTS

Counterparty	Reference Entity/ Obligation	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Clear Street Derivatives LLC	Clear Street Derivatives LLC	Pay	X.XX% (OBFR01(b) +65pbs)	Monthly	2/14/2025	5,260,000	$12,003,701	$283,909
TOTAL EQUITY SWAP CONTRACTS						5,260,000	$12,003,701	$283,909

(a)	Includes cash which is being held as collateral for total return swap contracts.
(b)	OBFR01 - Overnight Bank Funding Rate, 5.15% as of March 31, 2024.

In accordance with U.S. GAAP, "fair value" is defined as the price that a Fund would receive  upon selling an investment in an orderly transaction to an independent buyer in the  principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. U.S. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes the inputs used to value the Fund’s investments as of March 31, 2024:

	Level 1	Level 2	Level 3
		Other	Significant
		Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Total Return Swap Contracts		$283,909		$283,909